Corporate Overview January 7, 2010 NASDAQ: CRIS Exhibit 99.1

Forward Looking Statements
This presentation contains statements about Curis’ future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995.  Actual results may differ materially from those indicated
by these forward-looking statements as a result of various important factors, including risks relating to: both our and our collaborators’ ability to successfully research, obtain regulatory approvals for, develop and commercialize products based upon our technologies; our ability to obtain and maintain proprietary protection for our technologies and product candidates, including our multi-
target inhibitors; competitive pressures; our ability to maintain strategic collaborations, including with Genentech and Debiopharm; our ability to successfully execute on, and receive favorable results from, our proprietary drug development efforts; our ability  to raise additional funds to finance our operations; and those factors described in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, and other reports that we file with SEC.
The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

Curis – Innovative Cancer Therapies
Developed With Balanced Business Model
•
Oncology company leveraging innovative signaling pathway drug technologies to create next generation targeted cancer therapies
•
Pivotal-stage development program with Roche/Genentech for
GDC-0449 in solid tumors
- First-in-class small molecule Hedgehog pathway inhibitor
- Genentech overseeing 3 ongoing Phase II clinical trials in advanced basal cell carcinoma, metastatic colorectal cancer and advanced ovarian cancer
•
Regulatory submissions in advanced basal cell carcinoma anticipated in 2011
•
Curis eligible for certain clinical development and regulatory approval milestones and royalties
•
Targeted cancer “network” drug development programs with
leading IP portfolio
- Lead program candidate CUDC-101 designed to inhibit HDAC, EGFR, and
Her2
•
Phase I clinical trial ongoing; expect to expand in specific tumor types including non-small cell lung, breast, colon and pancreatic cancers
- Broad proprietary pipeline of preclinical drug candidates under development
•
Capital to fund planned operations into 2H 2011

Curis Pipeline
Discovery
Products
Early
preclinical
Mid
preclinical
Late
preclinical IND- I II III NDA
CUDC-101 (HDAC/EGFR/Her2 inhibitor)
Multiple cancers
Phase I
Phase II
GDC-0449/RG3616 (Hedgehog pathway inhibitor) with Avastin and Chemotherapy
First-line metastatic colorectal cancer Phase II
GDC-0449/RG3616 (Hedgehog pathway inhibitor)
Advanced ovarian cancer Phase II
Phase I expansion cohort
Phase II
GDC-0449/RG3616 (Hedgehog pathway inhibitor)
Advanced basal cell carcinoma
Pivotal Phase II (1)
Debio 0932 (Hsp90 inhibitor)
Network Targeted Inhibitor Pipeline
Multiple cancers
Preclinical
(1) –Pivotal trial is designed so that its data, if positive, may serve as the basis for NDA submission by Genentech.
Multiple cancers
CTA Filed

Curis Pipeline
Discovery
Products
Early
preclinical
Mid
preclinical
Late
preclinical IND- I II III NDA
CUDC-101 (HDAC/EGFR/Her2 inhibitor)
Multiple cancers
Phase I
First-line metastatic colorectal cancer Phase II
Advanced ovarian cancer Phase II
Advanced basal cell carcinoma
Pivotal Phase II (1)
Debio 0932 (Hsp90 inhibitor)
Multiple cancers
CTA Filed
Network Targeted Inhibitor Pipeline
Multiple cancers
Preclinical
(1) –Pivotal trial is designed so that its data, if positive, may serve as the basis for NDA submission by Genentech.
GDC-0449/RG3616 (Hedgehog pathway inhibitor)
GDC-0449/RG3616 (Hedgehog pathway inhibitor) with Avastin and Chemotherapy
GDC-0449/RG3616 (Hedgehog pathway inhibitor)

6 GDC-0449 (RG3616): First-in-Class Hedgehog Pathway Inhibitor

Hedgehog and Development
•
Effects of Hh during development can be grouped into
two mechanistic categories
- Stimulating entry of progenitor cells into cell cycle by
activating cyclins and cyclin-dependent kinases
- Regulating survival, growth, and differentiation by
controlling the production of growth factors,
neurotrophins and angiogenic factors

Hedgehog (Hh) pathway and Cancer
•
Mutation Driven Mechanism:
- Basal cell carcinoma (BCC) / Medublastoma
• Tumor in which Hh pathway is activated by mutation
•
Ligand Driven Mechanism:
- Colon cancer (pancreatic, ovarian cancers, etc.)
• Tumors in which Hh pathway regulates production of growth
and angiogenic factors

Hedgehog-Associated Cancers
Ligand Driven
Colorectal Cancer
Ovarian Cancer
Small Cell Lung Cancer
Pancreatic Carcinoma
Stomach Cancer
Esophageal Cancer
Prostate Cancer
Breast Cancer
Liver Cancer
Mutation Driven
Basal Cell Carcinoma
Medulloblastoma
Rhabdomyosarcoma

Responses confirmed by Independent Review Facility; measured using RECIST criteria
Genentech and Roche are responsible for the clinical development and commercialization of GDC-0449
* 1 of 8 partial responses confirmed by imaging was also confirmed by clinical examination.
GDC-0449 Demonstrated Clinical Benefit in
BCC Patients in Phase I Clinical Trial
Von Hoff, et al., New England Journal of Medicine, September 2009
8.8+ months Duration of Response (median)
9.8+ months Duration on Study (median)
10 Clinical Examination
8* Imaging
4 Disease Progression
11 Stable Disease
16 (48.5%) Partial Response
2 (6.1%) Complete Response
Patients, N=33 Best Response

Phase I Study of GDC-0449 in Locally
Advanced, Multifocal or Metastatic BCC
Baseline After 5 Months
60 year old with basal cell nevus syndrome with lesions of the posterior scalp
Von Hoff, et al., New England Journal of Medicine, September 2009

Phase I Study of GDC-0449 in Locally
Advanced, Multifocal or Metastatic BCC
67 year old with BCC Metastatic to Lung, Liver and Bone
Von Hoff, et al., Presented at American Association for Cancer Research Annual Meeting 2008
Baseline At 8 months
(confirmed PR)

Phase I Study of GDC-0449 in Locally
Advanced, Multifocal or Metastatic BCC
Baseline After 2 Months
83 year old with BCC Lesion Invasive in Ear and Parotid Gland
Von Hoff, et al., Presented at American Association for Cancer Research Annual Meeting 2008

BCC Patients Phase I Safety Summary
•
No grade 5 toxicities or dose-limiting toxicities observed
•
Single grade 4 adverse event not determined to be related to the study drug
•
Grade 3 adverse events included
- fatigue (n=4), hyponatremia (n=2), weight loss (n=2), dyspnea (n=2)
- 1 patient each muscles spasms, atrial fibrillation, aspiration, back pain, corneal abrasian, dehydration, keratitis, lymphopenia, pneumonia, urinary tract infection, a prolonged QT interval, increased serum alkaline phosphatase and increased serum potassium
•
Grade 1 and 2 observed adverse events included muscle spasms, dysguesia (altered taste sensation), anorexia, weight decrease, hypocalcemia and dyspepsia
•
Safety data is similar to that observed in broader Phase I clinical trial
Von Hoff, et al., New England Journal of Medicine, September 2009

Hedgehog-Associated Cancers
Ligand Driven
Colorectal Cancer
Ovarian Cancer
Small Cell Lung Cancer
Pancreatic Carcinoma
Stomach Cancer
Esophageal Cancer
Prostate Cancer
Breast Cancer
Liver Cancer
Mutation Driven
Basal Cell Carcinoma
Medulloblastoma
Rhabdomyosarcoma

16 Abnormal Hedgehog Expression Supports Growth of Certain Cancers Certain Cancers Hedgehog Protein Adjacent Stromal Cells Angiogenesis Factors VEGF, Ang-1, Ang-2 Growth Factors IGF-I, BDNF, NGF

17 Shh Induces Angiogenesis Shh Day 0 Shh Day 6 day 0 day 6 pellet containing Shh

18 Abnormal Hedgehog Expression Supports Growth of Certain Cancers: Network Disruption Adjacent Stromal Cells Angiogenesis Factors VEGF, Ang-1, Ang-2 Growth Factors IGF-I, BDNF, NGF GDC-0449

Phase II Clinical Trial Status
Patient
Population
Advanced Basal Cell
Carcinoma
(Mutation-Driven)
First-Line Metastatic
Colorectal Cancer
(Ligand-Driven)
Advanced
Ovarian Cancer
Maintenance Therapy
(Ligand-Driven)
Phase Pivotal Phase II Phase II Phase II
# Patients N = 100 N = 190 N = 100
Design Single agent in metastatic
and inoperable locally
advanced BCC
FOLFOX or FOLFIRI
chemotherapy with
Avastin +/- GDC-0449
Single agent in ovarian
cancer patients in 2
nd
or
3
rd
complete remission –
GDC-0449 vs. placebo
Status FPI Q1 2009 Enrollment completed
Q2 2009
FPI Q4
Enrollment completed
Q4 2009
Advanced basal cell carcinoma represents a fast-to-market opportunity that enables first market entry for this class
Positive ‘proof of concept’ data in ligand-driven cancers could result in potential rapid expansion with investment in additional indications
- Small cell lung cancer - Pancreatic - Upper GI
- Prostate - Multiple myeloma - Non-small cell lung cancer
- Glioma - Endometrial - Melanoma

Curis Pipeline
Discovery
Products
Early
preclinical
Mid
preclinical
Late
preclinical IND- I II III NDA
CUDC-101 (HDAC/EGFR/Her2 inhibitor)
Multiple cancers
Phase I
GDC-0449/RG3616 (Hedgehog pathway inhibitor) with Avastin and Chemotherapy
First-line metastatic colorectal cancer Phase II
GDC-0449/RG3616 (Hedgehog pathway inhibitor)
Advanced ovarian cancer Phase II
GDC-0449/RG3616 (Hedgehog pathway inhibitor)
Advanced basal cell carcinoma
Pivotal Phase II (1)
Phase II*
Debio 0932 (Hsp90 inhibitor)
Multiple cancers
CTA Filed
Network Targeted Inhibitor Pipeline
Multiple cancers
(1) –Pivotal trial is designed so that its data, if positive, may serve as the basis for NDA submission by Genentech.
Preclinical

21 CUDC-101 Drug Design and Mechanism of Action: Enhance Efficacy and Overcome Resistance to EGFR/Her2 Inhibitors

Curis Multi-Targeted Inhibitor Cancer
Platform: Designed for Network Disruption
EGFR
inhibitor
HDAC Her2
inhibitor
inhibitor
CUDC-101
EGFR Inhibition HDAC Inhibition Her2 Inhibition
Rational
Design
Single
Small Molecule
M.W. < 500

EGFR and HER2 Tyrosine Kinases (RTK) As Cancer
Targets: Clinical Benefit and Challenges
•
Aberrant EGFR/HER2 signaling can lead to tumor growth via
enhanced cellular proliferation, survival, and metastasis
•
Several EGFR, HER2 and EGFR/Her2 inhibitors approved
are generally less toxic than chemotherapy
•
Limitations observed in treating
certain cancers with these
tyrosine kinase inhibitors
- Poor overall response rates
•
Low percentage of patients responsive
•
Poor survival benefit
- Rapid emergence of drug resistance
•
A compelling unmet medical need in the treatment of major
cancers remains for novel drugs, which are more efficacious

Limitation of Single-Target  Drugs, such as
Erlotinib and other RTK inhibitors
Resistance  via mutation                          Response      Resistance via adaptation
Poor Response Rate and Drug Resistance
HER3 MET
MAPK
Signaling
Akt
Signaling
Transcription Regulation
Transcription Regulation
Transcription Regulation

Rationale for Multi-Targeted Inhibitors of
HDAC and Receptor Tyrosine Kinases
•
Dysregulation of histone deacetylase (HDAC) activity plays a role in tumor onset and tumor progression
•
HDAC inhibitors suppress tumor cell growth/survival via:
- Histone acetylation to reverse aberrant epigenetic changes
- Non-histone oncoprotein acetylation, such as HSP90 and HIF-1
•
A growing number of published studies demonstrate
epigenetic effects of HDAC inhibition are
synergistic
with
protein kinase inhibitors and other agents
•
Simultaneous blockade of HDAC and RTK pathways may
overcome limitations observed in treating certain cancers
with RTK inhibitors

CUDC-101
MW 434.5
erlotinib
MW 393.5
lapatinib
MW 581.1
CUDC-101  Structure Design: integrating a hydroxamic acid HDAC -
inhibiting moiety into quinazoline RTK inhibition pharmacophore
N
O
N
O
O
SAHA
MW 264.3
Belinostat
MW 318.35
JNJ-16241199
MW 413.45
gefitinib
MW 446.9
HDAC Inhibitors
EGF/Her2  Inhibitors
HDAC/ EGF/Her2 Inhibitors

CUDC-101 is a Very Potent and Selective
HDAC, EGFR and Her2 Inhibitor
Compound
IC
50
(nM) in Enzyme Assays
HDAC EGFR HER2
SAHA 40.0 NA NA
erlotinib NA 48.0 134.5
lapatinib NA 11.2 10.2
CUDC-101 4.4 2.4 15.7
Potency
•
HDAC inhibition: 5-10 fold more potent than SAHA
•
EGFR inhibition: 10-20 fold more potent than erlotinib
•
Her2 inhibition: 5-10 fold more potent than erlotinib and similar to lapatinib
Selectivity
•
A total of 72 kinases have been assayed
•
CUDC-101 appears to be a weak inhibitor of VEGFR2, Lck, Lyn, Abl-1, FGFR2,
Flt3 and Ret kinases (IC
50
values are within the range of 1-5 M)
•
At 10 M concentration, the inhibition of other kinases is less than 50%

CUDC-101 Forms Additional Hydrogen
Bonds with EGFR vs. Erlotinib
•
Compared to erlotinib, CUDC-101 has 20x higher binding affinity for
EGFR (2.4 nM versus 48 nM IC
50
); This may be explained by the
additional hydrogen bond interaction of CUDC-101 with D831 in the activation loop (A-loop)
CUDC-101 in EGFR Binding Domain Overlay of CUDC-101 and Erlotinib in EGFR Binding Domain
erlotinib
CUDC-101

CUDC-101 Is A Pan Class I & II HDAC Inhibitor
- No inhibitory activity against class III HDACs (SIRT 1-3)
(IC50 in nM)
HDAC1 HDAC2 HDAC3 HDAC8 HDAC4 HDAC5 HDAC6 HDAC7 HDAC9 HDAC10
4.5 12.6 9.1 79.8 13.2 11.4 5.1 373 67.2 26.1
Class I Class II
Nucleus
•
Histones
•
Transcription factors
Cytoplasm
•
Proteins (e.g., HSP90)

CUDC-101, Advantages Over Single-Target
Drugs: Disruption of Signaling Network
Poor Response Rate
Drug Resistance
Improved Response Rate
Escape Drug Resistance
EGFR/Her2
HER3
MET
Class II HDAC
Class I HDAC
EGFR/HER2
CUDC-101
EGFR/HER2
Erlotinib
Lapatinib
EGFR/Her2
HER3
MET
Transcription Regulation
Transcription Regulation
MAPK
Signaling
Akt
Signaling
MAPK
Signaling
Akt
Signaling

CUDC-101 Synergistically Suppresses HER2
Signaling Through Multiple Points of Intervention
HSP90
Class II HDAC
Class I HDAC
EGFR/HER2
Her2
GAPDH
M          0   1   5    10   1    5   10   1   10
-RT ctrl CUDC-101   SAHA    lapatinib
HER2
p-Akt
GAPDH
Control   CUDC-101
p-HER2
HER2

Current CUDC-101 Clinical Trial Summary
Progress
Favorable PK
Biomarkers
High Exposure
Completed
Well Tolerated
75 mg/ m²
150 mg/ m²
Longer T1/2
than SAHA
Dose
Proportionality
HER2 Protein
Partial Response
- 22 patients enrolled to date
- PK dose proportional
- A patient evaluated at 275 mg/m confirmed
partial response (14 weeks, 7 cycles;
approximately 55% reduction in target lesion)
- One patient in 150 mg/m  cohort exhibited a mixed
response with a reduction in the size of one target
lesion
- One patient in 150 mg/m  cohort exhibited stable
disease (received 6 cycles -12wks)
Accrual
Clinical
Response
2
2
2

33 Reduction in Serum Alkaline Phosphatase in a Patient with Advanced Gastric Cancer (275 mg/m 2 ) 100 150 200 250 300 0 20 40 60 80 100 Time On Study (Days)

34 Preliminary Antitumor Activity: Metastatic Salivary Cancer (Head & Neck) Mixed Response with reduction in mediastinal mass 150 mg/m 2 Baseline Post 4 th Cycle

Current CUDC-101 Clinical Trial Summary
Progress
Favorable PK
Biomarkers
High Exposure
Completed
Well Tolerated
75 mg/ m²
150 mg/ m²
Longer T1/2
than SAHA
Dose
Proportionality
HER2 Protein
Partial Response
- Dose-limiting toxicity of transient grade 2 elevated Creatinine levels observed at 300 mg/m2
- 75 mg/m2,150 mg/m2, 225 mg/m2, and 275mg/m2 appear well-
tolerated
•
Most frequent adverse events: rash (275 mg/m2 only) dry skin, nausea, fatigue, vomiting, pyrexia (fever), constipation, dyspnea, decreased hemoglobin, hyperglycemia (Grade 1-2)
- Dry skin indicative of EGFR inhibition at dose levels below 275 mg/m2
- Grade 1-2 rash reported in patients dosed at 275 mg/m2
- Hemoglobin changes and hyperglycemia indicative of HDAC
inhibition
- Trend for reduced EGFR phosphorylation in skin biopsies
- One patient with decrease in Her2 protein in tumor biopsy (75 mg/m2)
Safety
Biomarker

Curis Pipeline
Discovery
Products
Early
preclinical
Mid
preclinical
Late
preclinical IND- I II III NDA
CUDC-101 (HDAC/EGFR/Her2 inhibitor)
Multiple cancers
Phase I
GDC-0449/RG3616 (Hedgehog pathway inhibitor) with Avastin and Chemotherapy
First-line metastatic colorectal cancer Phase II
GDC-0449/RG3616 (Hedgehog pathway inhibitor)
Advanced ovarian cancer Phase II
Phase II
GDC-0449/RG3616 (Hedgehog pathway inhibitor)
Pivotal Phase II (1)
Phase II
Debio 0932 (Hsp90 inhibitor)
Multiple cancers
CTA Filed
Phase II
Phase II*
Network Targeted Inhibitor Pipeline
Multiple cancers
Preclinical
(1) –Pivotal trial is designed so that its data, if positive, may serve as the basis for NDA submission by Genentech.
Advanced basal cell carcinoma

37 Debio 0932 (formerly CUDC-305): Potential Best-in-Class HSP90 inhibitor

Debio 0932 Summary
Exclusive worldwide license with Debiopharm Group in August 2009
- Monetized asset for runway extension and to further balance model
- Upfront, early and subsequent clinical development milestones
Total potential payments of $90 million assuming the successful achievement of clinical development and regulatory objectives
Upfront and early payments provide Curis with adequate capital to fund operations into 2H 2011
- Eligible for royalties on net sales by Debiopharm or its sublicensees
- Debiopharm assumes all development costs and oversight
Clinical trial application filing by Debiopharm completed in December
2009
- Cash payment for CTA acceptance by European regulatory
authorities
- Additional payment for 5  Patient treated Phase I clinical trial th

39 Corporate

GDC-0449
Seven  Indications
Phase I – Phase II
Corporate Development Pipeline:
Primary Value Drivers and Capital Access
CUDC-101
Multiple Cancers
Phase I
Phase Ia
Completed
Initiate
Phase I(b)/II
2012E 2010E 2011E
IND/CTA
Acceptance ($XM)
CUDC-305
IND
5th Patient
Phase I ($XM)
Phase III
Initiation
NDA
Submission
Phase III
Initiation
NDA
Approval
Pancreatic
Phase I Completed
12/09 (combination
with Tarceva, gemcitabine)
Phase II
Data
Phase II
Data
Phase II
Data
Hedgehog
Pathway
Inhibitor
Hsp90
Inhibitor
HDAC /
EGFR /
Her2
GDC-0449
Colorectal
Phase II
GDC-0449
BCC Pivotal
Phase II
GDC-0449
Ovarian
Phase II
4Q 2009

Financial Data
Cash, cash equivalents, investments   $     27,200
Debt $              -
Shareholders’ equity  $     34,400
Basic shares outstanding 66,500
Fully diluted shares outstanding 80,700
2009 net loss $       7,100
Remaining warrants under August 2007 financing have been or are expected to be exercised under the terms of the warrant agreement, resulting in proceeds to Curis of approximately $400,000 in December 2009 and $1.8 million expected in January/February 2010.
September 30, 2009
(000’s)

42 Appendix

CUDC-101 Is More Potent Than Erlotinib, Lapatinib, or
Vorinostat Against a Wide Range of Human Cancer Cell Lines
Prostate
(3)
Sarcoma
(3)
Liver
(3)
NSCLC
(10)
Ovarian
(2)
Pancreatic
(6)
Breast
(5)
Colon
(3)
Glioblastoma
(3)
H&N
(7)
IC50
(anti-proliferation assay)
10 nM
100 nM
1 uM
10 uM
Vorinostat
CUDC-101
Erlotinib
Lapatinib
45 cell lines
H1993 (c-Met )
H1975(L585R/T790M)
Her2
neg
Her2
pos
“Triple Neg”

CUDC-101 Disrupts Signaling Network to Improve the
Treatment of Drug-Resistant Tumors
0

100
150
200
0 3 6 9 12 15
Days
Vehicle
CUDC-101 120 mg/kg
P<0.0001
Days
40

160
180
200
0 3 6 9 12
P<0.0001
P<0.0001
P<0.0001
15 18
Vehicle (Captisol®) Vehicle (Captisol®)
CUDC-101 (120 mg/kg) CUDC-101 (120 mg/kg)
CUDC-101 & Paclitaxel CUDC-101 & Paclitaxel
Paclitaxel (12.5 mg/Kg, 2x weekly) Paclitaxel (12.5 mg/Kg, 2x weekly)
50
100

200
250
300
0 3 6 9 12 15 18 21 24
Days
P<0.001
Vehicle
CUDC-101 120 mg/kg
60
80
100
120
140

0 3 6
Days
P<0.05
P<0.0001
9 12
P<0.05
Vehicle (
Vorinostat (72 mg kg)
Erlotinib (25 mg/kg)
Vehicle (
Captisol®)
CUDC-101 (120 mg/kg )
Vorinostat (72 mg kg)
Erlotinib (25 mg/kg)

CUDC-101 Disrupts Signaling Network to Improve the Treatment
of Heterogeneous and Drug-Resistance Tumors
EGFR       HER2       HER3       MET
p-Akt
p53
ER HIF-1
CUDC-101
SAHA
erlotinib
ER-
HIF-1
Tubulin
Hr     0       2       7      24      2        7     24     24
Ctrl  CUDC-101      erlotinib     SAHA
p-Akt
Akt
Tubulin
Ac-p53
p53
P-EGFR
p-HER2
HER2
P-HER3
Tubulin
Ctrl  CUDC-101     erlotinib    SAHA
Hr 0     7   18     24
Hr     0        2       7      24       2        7      24
Ctrl  CUDC-101     erlotinib
p-MET
MET
Tubulin
Hr     0       2       7      24      2        7     24     24
Hr     0       3      8      24     30
erlotinib
SAHA
CUDC-101
p-Akt
Akt
Improved Response Rate
Escape Drug Resistance
EGFR/Her2
HER3
MET
Transcription Regulation
MAPK
Signaling
Akt
Signaling

Corporate Overview January 7, 2010 NASDAQ: CRIS